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Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of CareScience, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kurt Palek, Chief Accounting Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)
    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities    Exchange Act of 1934; and

    (2)
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KURT PALEK Kurt Palek Chief Accounting Officer and Treasurer
May 1, 2003

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002